UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 25, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-01               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-1. pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

     On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 1, 2003

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1        844,793,000.00     751,180,134.19  27,259,854.50     907,676.00    28,167,530.50    0.00         0.00      723,920,279.69
A_2        292,707,000.00     242,887,933.69   8,354,809.15     295,446.18     8,650,255.33    0.00         0.00      234,533,124.54
M_1         50,050,000.00      50,050,000.00           0.00      83,458.38        83,458.38    0.00         0.00       50,050,000.00
M_2         39,000,000.00      39,000,000.00           0.00      98,020.00        98,020.00    0.00         0.00       39,000,000.00
M_3         31,200,000.00      31,200,000.00           0.00     128,682.67       128,682.67    0.00         0.00       31,200,000.00
P                  100.00             100.00           0.00     573,770.87       573,770.87    0.00         0.00              100.00
R                    0.00               0.00           0.00     315,055.04       315,055.04    0.00         0.00                0.00
TOTALS   1,257,750,100.00   1,114,318,167.88  35,614,663.65   2,402,109.14    38,016,772.79    0.00         0.00    1,078,703,504.23

AIO      1,300,000,000.00   1,159,818,167.88           0.00   3,266,475.36     3,266,475.36    0.00         0.00    1,124,203,504.23
O           42,249,900.00      45,500,000.00           0.00           0.00             0.00    0.00         0.00       45,500,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1     66987XCD5    889.18839786   32.26808757        1.07443599       33.34252355      856.92031029        A_1       1.500000 %
A_2     66987XCE3    829.79885582   28.54325025        1.00935810       29.55260834      801.25560557        A_2       1.510000 %
M_1     66987XCF0  1,000.00000000    0.00000000        1.66750010        1.66750010    1,000.00000000        M_1       2.070000 %
M_2     66987XCG8  1,000.00000000    0.00000000        2.51333333        2.51333333    1,000.00000000        M_2       3.120000 %
M_3     66987XCH6  1,000.00000000    0.00000000        4.12444455        4.12444455    1,000.00000000        M_3       5.120000 %
P       66987XCK9  1,000.00000000    0.00000000  5,737,708.700000  5,737,708.700000    1,000.00000000        P         0.000000 %
TOTALS               885.96150211   28.31616841        1.90984611       30.22601452      857.64533370

AIO     66987XCJ2    892.16782145    0.00000000        2.51267335        2.51267335      864.77192633        AIO       3.496182 %
O       N/A        1,076.92562586    0.00000000        0.00000000        0.00000000    1,076.92562586        O         0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Elizabeth T. Smalls
              JPMorgan Chase Bank - Structured Finance Services NY
                       4 NY PLAZA FLR 6, ITS SFS NY ABS,
                            New York, New York 10004
                              Tel: (212) 623-5437
                       Email: ELIZABETH.SMALLS@CHASE.COM



                          REMIC Available Funds - Group I                                                           32,234,564.04
                          REMIC Available Funds - Group II                                                           9,986,725.08

Sec. 4.03(a)(i)           Distributions of Principal

                                                 Class A-1                                                          27,259,854.50
                                                 Class A-2                                                           8,354,809.15
                                                 Class M-1                                                                   0.00
                                                 Class M-2                                                                   0.00
                                                 Class M-3                                                                   0.00
                                                 Class P                                                                     0.00

Sec. 4.03(a)(ii)          Distributions of Interest

                                                 Class A-1                                                             907,676.00
                                                 Class A-2                                                             295,446.18
                                                 Class M-1                                                              83,458.38
                                                 Class M-2                                                              98,020.00
                                                 Class M-3                                                             128,682.67
                                                 Class AIO                                                           3,266,475.36
                                                 Class O                                                                     0.00
                                                 Class P - Prepay Penalty                                              573,770.87

Sec. 4.03(a)(iii)         Pool Balances

                                                 Group I Beginning Pool Balance                                    873,856,672.02
                                                 Group I Ending Pool Balance                                       846,573,002.20
                                                 Group II Beginning Pool Balance                                   285,961,495.86
                                                 Group II Ending Pool Balance                                      277,630,502.03
                                                 Total Beginning Pool Balance                                    1,159,818,167.88
                                                 Total Ending Pool Balance                                       1,124,203,504.23

Sec. 4.03(a)(iv)          Mortgage Loan Information as of Determination Date

                                                 Number of Mortgage Loans                                                   8,362
                                                 Aggregate Principal Balance of Mortgage Loans                   1,124,203,504.23
                                                 Beginning Weighted Average Mortgage Rate                                7.7208 %
                                                 Number of Subsequent Mortgage Loans Added during Prepayment Period         0
                                                 Balance of Subsequent Mortgage Loans Added during Prepayment Period     0.00
                                                 Balance of Pre-Funding Account                                          0.00

Section 4.03(a)(v) A      Group I and Group II Loans Delinquent
                                                  Group 1
                                                                                           Principal
                                                  Period                Number               Balance               Percentage
                                                 30-59 days                     36            3,868,288.48                   0.46 %
                                                 60-89 days                     25            3,457,864.10                   0.41 %
                                                 90+days                        44            4,599,163.86                   0.54 %
                                                 Total                     105               11,925,316.44                   1.41 %
                                                  Group 2
                                                                                           Principal
                                                  Period                Number               Balance               Percentage
                                                 30-59 days                      9              496,275.38                   0.18 %
                                                 60-89 days                      8            1,084,421.67                   0.39 %
                                                 90+days                        21            2,846,073.79                   1.03 %
                                                  Total                         38            4,426,770.84                   1.60 %

Sec. 4.03 (a)(v) B        Group I and Group II Loans in Foreclosure
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           75           10,924,167.16                 1.29 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           22            2,884,738.74                 1.04 %

Sec. 4.03(a)(v) C         Group I and Group II Loans in REO
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           23            2,102,595.04                 0.25 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           10            1,060,503.88                 0.38 %

Sec. 4.03(a)(vi)          Principal Prepayments

                                                 Group I Prepayments                                           26,252,867.05
                                                 Group II Prepayments                                           7,988,557.42

Sec. 4.03 (a)(vii)        Realized Losses

                                                 Group I Current Period Realized Losses                           152,559.33
                                                 Group I Cumulative Realized Losses                               244,462.17
                                                 Group II Current Period Realized Losses                           15,643.13
                                                 Group II Cumulative Realized Losses                               72,139.28

Sec. 4.03 (a)(ix)         Unpaid Interest Shortfall Amounts

                                                 Unpaid Interest Shortfall - A-1                                        0.00
                                                 Unpaid Interest Shortfall - A-2                                        0.00
                                                 Unpaid Interest Shortfall - M-1                                        0.00
                                                 Unpaid Interest Shortfall - M-2                                        0.00
                                                 Unpaid Interest Shortfall - M-3                                        0.00
                                                 Unpaid Interest Shortfall - AIO                                        0.00

Sec. 4.03 (a)(x)          Prepayment Interest Shortfalls not covered by the Servicer                                    0.00

Sec. 4.03 (a)(xi)         Credit Enhancement Percentage                                                              14.29 %

Sec. 4.03 (a)(xii)        Available Funds Cap Carryforward Amount

                                                 Available Funds Cap Carryforward Amount - A-1                          0.00
                                                 Available Funds Cap Carryforward Amount - A-2                          0.00
                                                 Available Funds Cap Carryforward Amount - M-1                          0.00
                                                 Available Funds Cap Carryforward Amount - M-2                          0.00
                                                 Available Funds Cap Carryforward Amount - M-3                          0.00
                                                 Remaining Available Funds Cap Carryforward Amount - A-1                0.00
                                                 Remaining Available Funds Cap Carryforward Amount - A-2                0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-1                0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-2                0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-3                0.00


Sec. 4.03 (a)(xiii)       REMIC Pass-Through Rates

                                                 REMIC Pass-Through Rate - A-1                                      1.5000 %
                                                 REMIC Pass-Through Rate - A-2                                      1.5100 %
                                                 REMIC Pass-Through Rate - M-1                                      2.0700 %
                                                 REMIC Pass-Through Rate - M-2                                      3.1200 %
                                                 REMIC Pass-Through Rate - M-3                                      5.1200 %
                                                 REMIC Pass-Through Rate - AIO                                      3.4962 %
                                                 Next REMIC Pass-Through Rate - A-1                                 0.3800 %
                                                 Next REMIC Pass-Through Rate - A-2                                 0.3900 %
                                                 Next REMIC Pass-Through Rate - M-1                                 0.9500 %
                                                 Next REMIC Pass-Through Rate - M-2                                 2.0000 %
                                                 Next REMIC Pass-Through Rate - M-3                                 4.0000 %

Sec. 4.03 (a)(xiv)        Supplemental Interest Payment

                                                 Supplemental Interest Payment - A-1                                    0.00
                                                 Supplemental Interest Payment - A-2                                    0.00
                                                 Supplemental Interest Payment - M-1                                    0.00
                                                 Supplemental Interest Payment - M-2                                    0.00
                                                 Supplemental Interest Payment - M-3                                    0.00

Sec. 4.03 (a)(xv)         Swap Notional Amount and the Underwritten Certificates Principal Balance

                                                 Underwritten Certificates Principal Balance                1,078,703,504.23
                                                 Swap Notional Amount                                         800,000,000.00
                                                 Difference                                                   278,703,504.23
                                                 Funds paid to Swap Counterparty                                  932,940.98

Sec. 4.03 (a)(xvi)        Overcollateralization Amounts

                                                 Required Overcollateralization Amount                         45,500,000.00
                                                 Overcollateralization Amount                                  45,500,000.00

Sec. 4.03 (a)(xvi)        Excess Cashflow                                                                         483,257.50

